UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 6, 2026

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $1.00 per share	ROG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Rogers Corporation 2026 Employee Stock Purchase Plan
On May 6, 2026, at the annual meeting of shareholders (the “Annual Meeting”) of Rogers Corporation (the “Company”), the shareholders of the Company approved the Rogers Corporation 2026 Employee Stock Purchase Plan (the “2026 ESPP”). Shares available for grant under the 2026 ESPP consist of (i) 200,000 shares of the Company’s capital stock, par value $1.00 per share (“common stock”), and (ii) any shares of the Company’s common stock that remain available for issuance under the existing Rogers Corporation Employee Stock Purchase Plan, as approved by the Company’s shareholders on April 26, 2001, as amended (the “Prior Plan”), following the offering period ending on June 15, 2026. The 2026 ESPP will replace the Prior Plan with respect to offering periods commencing on or after June 16, 2026. The 2026 ESPP is an employee stock purchase plan, which provides eligible employees of the Company and its participating subsidiaries and affiliates with the opportunity to purchase shares of the Company’s common stock, on the terms and conditions set forth in the 2026 ESPP.
A summary of the material terms of the 2026 ESPP is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 24, 2026 (the “Proxy Statement”). The summaries of the 2026 ESPP set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2026 ESPP, a copy of which is filed as Exhibit 10.1 to this Current report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 6, 2026 at the Annual Meeting of the Company, sufficient shares were present for purposes of a quorum, and each of the following three proposals was submitted to a vote of the Company's shareholders. The voting results for those proposals are set forth below.
1.By the following vote, the nine nominees to the Company's Board of Directors were elected to serve until the next annual meeting of shareholders and thereafter until their successors are chosen and qualified:

Director Nominee	For	Withheld	Broker Non-Votes
Larry L. Berger	16,118,877	264,206	495,901
Brett A. Cope	16,325,237	57,846	495,901
Donna M. Costello	16,290,167	92,916	495,901
Megan Faust	16,270,094	112,989	495,901
Armand F. Lauzon, Jr.	16,246,868	136,215	495,901
Woon Keat Moh	16,291,237	91,846	495,901
Jeffrey J. Owens	16,059,768	323,315	495,901
Anne K. Roby	16,166,169	216,914	495,901
Eric H. Starkloff	16,329,397	53,686	495,901

2.By the following vote, the Company's shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain
16,735,256	139,828	3,900

3.    By the following vote, the Company's shareholders approved, on a non-binding advisory basis, the 2025 compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
15,944,114	412,113	26,856	495,901

4.    By the following vote, the Company's shareholders approved the 2026 ESPP:

For	Against	Abstain	Broker Non-Votes
16,315,597	34,691	32,795	495,901

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Rogers Corporation 2026 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: May 7, 2026	By:	/s/ Jessica A. Morton
Jessica A. Morton
Senior Vice President, General Counsel, and Corporate Secretary